Statements of Net Assets Available for Benefits - EBP 20-2991357 003 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments, at fair value	$ 244,176,081	$ 225,410,977
Receivables
Employer contributions	1,740,000	2,306,460
Notes receivable from participants	2,656,115	2,532,510
Total receivables	4,396,115	4,838,970
Total assets	248,572,196	230,249,947
Net assets available for benefits	$ 248,572,196	$ 230,249,947